- 1 - Certain portions of this exhibit were omitted by means of marking such portions with asterisk because the identified confidential portions would be competitively harmful if publicly disclosed and they are the type of information that the registrant treats as private or confidential. Double asterisk denotes omissions. Form of 2023-2025 Performance-Based Stock Unit Award Agreement 1. Grant of PSUs. In consideration of services rendered to the Company by the Participant, the Company has granted to the Participant, subject to the terms and conditions set forth herein and in the Company’s Stock Incentive Plan (the “Plan”), an award of performance-based stock units (individually, a “PSU” and collectively, the “PSUs”), representing the number of PSUs set forth under the Participant’s account in the Company’s third-party electronic stock administrative platform (the “Grant Summary”). The PSUs entitle the Participant to receive, upon and subject to the vesting of the PSUs (as described in Section 2 below), one share of common stock, $0.001 par value per share, of the Company (the “Common Stock”) for each PSU that vests. The shares of Common Stock that are issuable upon vesting of the PSUs are referred to herein as the “Shares.” 2. Vesting of PSUs and Issuance of Shares. (a) General. Subject to the other provisions of this Section 2, the PSUs shall vest as set forth on Schedule 1 to this Agreement, based on the achievement of the performance goal for the performance period set forth on Schedule 1, as certified by the Compensation Committee promptly following the performance period. Such date on which PSUs vest under this Agreement may be referred to herein as the “Vesting Date.” Subject to Section 4, as soon as administratively practicable after the Vesting Date shown on Schedule 1, the Company will issue to the Participant, in certificated or uncertificated form, such number of Shares as is equal to the number of PSUs that vested on such Vesting Date. In no event shall the Shares be issued to the Participant later than 30 days after the Vesting Date. (b) Service Termination. Except as set forth in Section 2(c) below and on Schedule 1, upon the cessation of the Participant’s services with the Company for any reason, all unvested PSUs shall be automatically forfeited as of such cessation of services. For purposes of this PSU award, services with the Company shall include services as an employee or director of, or consultant or advisor to, the Company or to a parent or subsidiary of the Company, or any successor to the Company. (c) Change in Control Event. Upon a Change in Control Event (as defined in the Plan), the acquiring or succeeding entity (or an affiliate thereof) shall assume each outstanding PSU such that, following the consummation of the Change in Control Event, the PSU confers the Participant with the right to receive, for each Share subject to the award, the consideration (whether cash, securities or other property) received by each holder of Common Stock immediately prior to the Change in

- 2 - Control Event (the “Replacement Award”), provided that (i) such Replacement Award shall vest solely based on the Participant’s continued provision of services with the Company (as described on Section 2(b) hereof) until the last day of the performance period set forth on Schedule 1 and shall not, for the avoidance of doubt, be subject to achievement of the performance goals set forth on Schedule 1 and (ii) the amount of cash, securities or other property subject to such Replacement Award shall be determined assuming that the number of shares subject to the PSU is equal to the target number of Shares issuable under this Agreement (as set forth on Schedule 1) for the performance period. In the event that the Participant’s employment is terminated by either the Company or its successor without Cause or by the Participant for Good Reason (as such terms are defined in the Plan) within eighteen (18) months following a Change in Control Event, the remaining unvested portion of the Replacement Award shall become vested as of the date of the Participant’s termination of employment. Notwithstanding the foregoing, in the event that the acquiring or succeeding entity (or an affiliate thereof) refuses to assume the PSUs and grant Replacement Awards in connection with a Change in Control Event, this PSU award shall become vested, immediately prior to the Change in Control Event, with respect to the target number of Shares (as set forth on Schedule 1) for the performance period. 3. Dividends. At the time of the issuance of Shares to the Participant pursuant to Section 2, the Company shall also pay to the Participant an amount of cash equal to the aggregate amount of all dividends paid by the Company, between the grant date and the issuance of such Shares, with respect to the number of Shares so issued to the Participant. 4. Withholding Taxes. Upon vesting, the Company shall, in accordance with the terms of the Plan, withhold such number of Shares from the PSU award as is sufficient to satisfy the required federal, state, and local and other income and employment tax withholding obligations of the Company associated with the PSUs. 5. Restrictions on Transfer. Neither the PSUs, nor any interest therein (including the right to receive dividend payments in accordance with Section 3), may be transferred by the Participant except to the extent specifically permitted in Section 10(a) of the Plan. 6. Provisions of the Plan. This PSU award is subject to the provisions of the Plan. The Participant acknowledges receipt of the Plan, along with the Prospectus relating to the Plan. 7. Section 409A. This PSU award is intended to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance issued thereunder (“Section 409A”) and shall be interpreted and construed consistently therewith. In no event shall either the Participant or the Company have the right to accelerate or defer delivery of the Shares to a date or event other than as set forth herein except to the extent specifically permitted or required by Section 409A. In the event that the Participant is a “specified employee” within the

- 3 - meaning of Section 409A and the Shares are to be delivered in connection with the termination of the Participant’s employment, the delivery of the Shares and any dividends payable under Section 3 in connection with such delivery shall be delayed until the date that is six months and one day following the date of the Participant’s termination of employment if required to avoid the imposition of additional taxes under Section 409A. Solely for purposes of determining when the Shares (and any dividends payable under Section 3) may be delivered in connection with the Participant’s termination of employment, such termination of employment must constitute a “separation from service” within the meaning of Section 409A. Solely to the extent necessary to comply with Section 409A, any Change in Control Event must also constitute a “Change in Control Event” as described in Treasury Regulation Section 1.409A-3(i)(5). 8. Miscellaneous. (a) No Rights to Employment. The Participant acknowledges and agrees that the grant of the PSUs and their vesting pursuant to Section 2 do not constitute an express or implied promise of continued employment for the vesting period, or for any period. (b) Entire Agreement. These terms and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this PSU award; and, with respect to this PSU award, these terms shall, for the avoidance of doubt, supersede the terms in any separate employment or severance plan or agreement between the Company and the Participant relating to the acceleration of vesting of equity awards. (c) Governing Law. This PSU award shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflict of law principles. (d) Interpretation. The interpretation and construction of any terms or conditions of the Plan or this PSU award by the Compensation Committee shall be final and conclusive.

- 4 - COMPANY CONFIDENTIAL SCHEDULE 1 VESTING CRITERIA FOR PSUs A. Performance Measure PSUs shall vest based upon the Company’s achievement of a specific target, as described in Section B below (the “Performance Objective”), of two equally-weighted performance targets of (i) Revenue and (ii) Adjusted EBITDA (as defined below) as a percentage of total Revenue (as defined below) (such percentage, “Adjusted EBITDA Margin”) calculated on a cumulative basis for the three-year performance period described below (the “Performance Period”). The number of Shares issuable upon vesting of the PSUs shall be determined based upon the extent to which the Performance Objective is achieved, as certified by the Compensation Committee following the end of the Performance Period. “Adjusted EBITDA” is defined as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization as reported by the Company. “Revenue” is defined as revenue, determined in accordance with GAAP. The Performance Period and the Threshold Number of Shares, Target Number of Shares and Maximum Number of Shares that can vest at the end of the Performance Period are as follows: Performance Period Threshold Number of Shares for Performance Period Target Number of Shares for Performance Period Maximum Number of Shares for Performance Period January 1, 2023 to December 31, 2025 50% of Target Number of Shares 100% of Target Number of Shares 200% of Target Number of Shares B. Performance Objective Target The Performance Objective at Target Performance is achieved for Revenue when equal to [**] and is achieved for Adjusted EBITDA Margin when equal to [**] %, each of Revenue and Adjusted EBIDTA is calculated on a cumulative basis for the three years in the Performance Period. The Performance Objective at Threshold Performance is achieved for Revenue when equal to [**] and is achieved for Adjusted EBITDA Margin when equal to [**] %. The Performance Objective at Maximum Performance is achieved for Revenue when equal to [**] and is achieved for Adjusted EBITDA Margin when equal to [**] %.

- 5 - For the avoidance of doubt, the calculation of Adjusted EBITDA Margin on a cumulative basis shall equal the sum of Adjusted EBITDA for each year in the performance period divided by the sum of Revenue for each year in the performance period. Revenue caluclated on a cumulative basis shall equal the sum of all Revenue for the Performance Period. If, at the end of the Performance Period, the Company is required to make periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s consolidated financial statements filed with the Securities and Exchange Commission on Form 10-K shall constitute its “Public Company Financial Statements” and shall apply for the Performance Period. If, at the end of the Performance Period, the Company is not required to make periodic reports under the Exchange Act, the Company’s regularly prepared annual audited financial statements prepared by management shall be its “Private Company Financial Statements” and shall apply for the Performance Period. The applicable financial statements may be referred to herein as the “Financial Statements.” The Compensation Committee shall certify the level of achievement of the Performance Objective promptly following the end of the Performance Period. Notwithstanding anything herein to the contrary, the Compensation Committee shall have the discretion to determine the level of payout at the end of the Performance Period in recognition of broader performance outcomes and otherwise in its discretion. C. Calculation of Number of Shares Issuable The number of Shares issuable at the end of the Performance Period upon certification of the extent of achievement of the Performance Objective by the Compensation Committee shall be equal to the product of (i) the Target Number of Shares for the Performance Period and (ii) the Payout Factor for the Performance Period. The table below sets forth the Payout Factor based on the level of achievement of the Performance Objective for the Performance Period: Threshold Performance Payout Factor Target Performance Payout Factor Maximum Performance Payout Factor 50% 100% 200% In measuring the achievement of the Performance Objective for the Performance Period and calculating the related Payout Factor, achievement will be linearly interpolated between the percentages that constitute Threshold Performance and Target Performance and the percentages that constitute Target Performance and Maximum Performance based on actual results as determined and certified by the Compensation Committee. If the Adjusted EBITDA Margin and the cumulative Revenue achieved is below Threshold Performance, the Payout Factor for the Performance Objective shall be 0% and this award shall be terminated without the issuance of any Shares and the Participant shall have no further rights with respect to the Award. In no event may the number of Shares issuable at the end of the Performance Period exceed the Maximum Number of Shares for the Performance Period.

- 6 - E. Effect of Death or Disability; Retirement If the Participant dies or is disabled (within the meaning of Section 409A) prior to the end of the Performance Period, then the PSUs shall vest as to a number of Shares equal to the greater of (i) the Target Number of Shares and (ii) such number of Shares as the Compensation Committee shall determine in its sole discretion exercised in good faith based upon the projected level of achievement of the Performance Objective for the Performance Period, in either case prorated based on the portion of the Performance Period during which the Participant performed services with the Company. The Shares of Common Stock represented by such vested PSUs shall be delivered to the Participant or the Participant’s estate within 30 days following such death or disability. In the event of the Retirement (as defined below) of the Participant, the Participant shall be entitled to receive, following the end of the Performance Period, a prorated number of Shares that the Participant would have earned had the Participant remained employed through the end of the Performance Period based on the Compensation Committee’s certification of the level of achievement of the Performance Objective, such proration based on the portion of the Performance Period during which the Participant performed services with the Company ending on the date of the Participant’s Retirement. “Retirement” means attainment of age 60 and completion of 5 years of service with the Company or a parent or subsidiary of the Company, or any successor of the Company, with “services” including service to the Company or a parent or subsidiary of the Company, or any successor to the Company as an employee or director of, or consultant or advisor to such entity.